                                                                  EXHIBIT 10.30

                                HEALTHEON CORPORATION

               4600 Patrick Henry Drive, Santa Clara, California  95054

                               STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (the "AGREEMENT") summarizes the terms and conditions with respect to the purchase of shares of Series A Preferred Stock (the "PREFERRED STOCK" or the "SHARES") of Healtheon Corporation (the "COMPANY") by certain investors (the "PURCHASERS") identified below. It is the intention of the parties hereto that this Agreement shall be binding on each party hereto.

                             PURCHASE OF PREFERRED STOCK

     The Preferred Stock will be sold on the following terms:

Amount:                            $46,100,046(1)

Purchase Price:                    $6.00 per share

Number of Shares:                  7,638,341 Shares of Preferred Stock(1)

Anticipated Closing Date:          October 29, 1998

Terms of Preferred Stock:          The Preferred Stock shall be substantially
                                   identical to the Company's Series D Preferred
                                   Stock in its Certificate of Incorporation dated October 14, 1997; provided, however, that the liquidation preference and initial conversion price shall be $6.00 per share; the dividend rate shall be
                                   0.405 per share, when as and if declared by the Board of Directors; the minimum initial public offering price resulting in an Automatic Conversion shall be $10.00 per share and the terms of the Preferred
                                   Stock shall not contain the mandatory
                                   conversion features contained in Section
                                   3(c) of such certificate of incorporation.

Representations and Warranties     The Company represents and warrants as of
                                   the date hereof and as of the Closing Date that the representations and warranties contained in Section 1 of Annex I are and will be true and correct in all material respects. The Purchasers separately and severally as to themselves represent and warrant as of the date hereof and as of the Closing Date that the representations and warranties contained in Section 2 of Annex I are and will be true and correct in all material respects.


(1) Does not include shares issued in connection with the exercise of rights of first refusal held by certain of the Company's current stockholders.

Closing Conditions:                1.   The Purchasers shall have received a
                                   certificate dated the Closing Date and
                                   signed by the chief executive officer of the Company to the effect that the representations and warranties attached hereto in Section 1 of Annex I are true and correct in all material respects as of the Closing Date and that the Company has satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

                                   2.   The Purchasers shall have received a
                                   certificate signed by the Secretary of the Company attesting to the Company's (a) certificate of incorporation, (b) bylaws and
                                   (c) Board of Directors' minutes authorizing the Agreement and the transactions contemplated hereby.

                                   3.   The Purchasers shall have received from
                                   Wilson Sonsini Goodrich & Rosati, counsel to the Company, an opinion addressed to them containing the opinions substantially in the form specified on Annex II attached hereto.

                                   4.   The Company shall have delivered
                                   certificates of good standing for the
                                   Company issued by the Delaware Secretary of State, California Secretary of State and the Georgia Secretary of State.

                                   5.   The Company shall have taken such
                                   corporate and stockholder actions as are necessary (a) to approve the Agreement and the transactions contemplated hereby (b) to approve and file with the Delaware Secretary of State the certificate of incorporation, as amended, and (c) to obtain the waiver of the rights of first refusal contained in the Company's Amended and Restated Investors' Rights Agreement.

Covenants:                         Each Purchaser that owns an aggregate of
                                   250,000 shares of the Preferred Stock of the Company shall be entitled to the information rights contained in Sections 2.1 and 2.2 of the Amended and Restated Investors' Rights
                                   Agreement.

Expenses:                          Each party shall bear its own legal and
                                   other expenses with respect to the
                                   financing.

     The provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, administrators and transferees of the parties hereto. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     By signing below, each of the Purchasers represents for that it has read the Representations, Warranties and Covenants contained in Section 2 of Annex I attached hereto and that such representations and warranties are true and correct in all material respects. Each such Purchaser agrees to be bound by the lock up provisions contained in Section 2 of Annex I and to cause each of its assignees or transferees to be bound by such provisions. This Agreement shall be governed by the laws of the State of California as applicable to contracts entered into and performed entirely within the State of California.

     This Agreement is made this November __, 1998.

Healtheon Corporation                   Purchaser


By:                                     By:
   --------------------------------        --------------------------------
Title:                                  Title:
      -----------------------------           -----------------------------

                                        Address:
                                                ---------------------------
                                                ---------------------------

                                       ANNEX I


          1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Purchasers that:

          (a) The registration statement on Form S-1, as amended to the date hereof, filed by the Company with the Securities and Exchange Commission (the "REGISTRATION STATEMENT") and the U.S. preliminary prospectus contained therein (the "PROSPECTUS") on the date filed and on the Closing Date did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that certain information contained in the Registration Statement reflects the closing of the public offering of the Company's Common Stock which has not occurred. There can be no assurance that such public offering of the Company's securities will ever occur.

          (b) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to enter into the Agreement, to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its Subsidiaries (as defined below), taken as a whole.

          (c) Other than Actamed Corporation, a Georgia corporation ("ACTAMED"), UHC Green Acquisition Corp., a Nevada corporation ("UHC"), Metis Acquisition Corp. ("METIS") and Healtheon Software Development India Private Limited ("HEALTHEON INDIA") (each of Actamed, UHC, Metis and Healtheon India are referred to herein as a "SUBSIDIARY" and collectively as the "SUBSIDIARIES"), the Company has no subsidiaries. Each Subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its Subsidiaries, taken as a whole. All of the issued shares of capital stock of each Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims. The Company does not own, directly or indirectly, an interest in any other corporation, partnership, business, trust or other entity.

          (d) The Company and each of its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and the Subsidiaries, taken as a whole, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries, taken as a whole; and any real property and buildings held under lease by the Company and each of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material to the Company and its Subsidiaries, taken as a whole, and do not interfere with the use made and proposed to be made of such property and buildings of the Company and each of its Subsidiaries, in each case except as described in the Prospectus, or which intervention is not material to the Company and its Subsidiaries, taken as a whole.

          (e) The Agreement has been duly authorized, executed and delivered by the Company.

          (f) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus.

          (g) The shares of Common Stock outstanding prior to the issuance of the Shares have been duly authorized and are validly issued, fully paid and non-assessable. Except as set forth in the Prospectus and in the Amended and Restated Investors' Rights Agreement, dated May 19, 1998, by and between the Company and the persons and entities listed therein, neither the Company nor any of its Subsidiaries has outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. All outstanding shares of capital stock and options and other rights to acquire capital stock have been issued in compliance with the registration and qualification provisions of all applicable federal and state securities laws and were not issued in violation of any preemptive rights, rights of first refusal or other similar rights.

          (h) The Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

          (i) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, and the sale by the Company of the Shares as contemplated hereby, will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any of its Subsidiaries or any agreement or other instrument binding upon the Company or any of its Subsidiaries that is material to the Company and its Subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any Subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

          (j) Each agreement or other instrument that is binding upon the Company or any of its Subsidiaries and that is material to the Company and its Subsidiaries, taken as a whole, has been filed as an exhibit to the Registration Statement.

          (k) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its Subsidiaries, taken as a whole, from that set forth in the Prospectus.

          (l) Subsequent to the respective dates as of which information is given in the Prospectus, (i) the Company and its Subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (ii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock; and (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its Subsidiaries, except in each case as described in the Prospectus.

          (m) There are no legal or governmental proceedings pending or threatened to which the Company or any of its Subsidiaries is a party or to which any of the properties of the Company or any of its Subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

          (n) Each of the Company and each of its Subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local, foreign and other governmental or regulatory authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, except to the extent that the failure to obtain or file would not have a material adverse effect on the Company and its Subsidiaries taken as a whole. Neither the Company nor any of its Subsidiaries has received any notice of proceedings related to the revocation or modification of any such consent, authorization, approval, order, certificate or permit which, singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, would result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its Subsidiaries, taken as a whole, except as described in the Prospectus.

          (o) The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

          (p) The Company and each of its Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its Subsidiaries, taken as a whole.

          (q) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the Company and its Subsidiaries, taken as a whole.

          (r) Except as described in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company.

          (s) The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any of its Subsidiaries has been refused any insurance coverage sought or applied for; and neither the Company nor its Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its Subsidiaries, taken as a whole.

          (t) The financial statements, including the notes thereto, included in the Prospectus fairly present, in all material respects, the financial position of the Company as of the dates indicated and the results of its operations for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis.

          (u) Neither the Company nor, to the Company's knowledge, any other party is in violation or breach of, or in default with respect to, complying with any material provision of any contract, agreement, instrument, lease, license, arrangement or understanding which is material to the Company and its Subsidiaries taken as a whole, and each such contract, agreement, instrument, lease, license, arrangement and understanding is in full force and is the legal, valid and binding obligation of the Company or its Subsidiary and, to the Company's knowledge, the other parties thereto and is enforceable against the Company or its Subsidiary and, to the Company's knowledge, against the other parties thereto in accordance with its terms.

          (v) The Company has complied with all provisions of Section 517.075, Florida Statutes relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.

          (w) Except as disclosed in the Prospectus, (i) the Company and each of its Subsidiaries owns or possesses all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names, technology and know-how currently employed by them to conduct their respective businesses in the manner described in the Prospectus,
     (ii) neither the Company nor any of its Subsidiaries has received any notice of infringement of or conflict with (and neither the Company nor any of its Subsidiaries knows of any infringement or conflict with) asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect upon the Company and its Subsidiaries, taken as a whole, and (iii) the discoveries, inventions, products or processes of the Company and each of its Subsidiaries referred to in the Prospectus do not, to the knowledge of the Company or any of its Subsidiaries, infringe or conflict with any right or patent of any third party, or any discovery, invention, product or process that would have a material adverse effect on the Company and ts Subsidiaries, taken as a whole.

          (x) The Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that
     (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability;
     (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (y) No material labor dispute with the employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could have a material adverse effect on the Company and its Subsidiaries, taken as a whole.

          (z) Immediately prior to the closing of the transaction contemplated hereby, the authorized capital stock of the Company consists of
     (a) 150,000,000 shares of Common Stock, $0.0001 par value, 54,522,049 shares of which are issued and outstanding, and (b) 6,675,003 shares of Preferred Stock, all of which is designated Series A Preferred Stock and none of which is issued and outstanding. The Company has granted options and issued warrants to purchase 13,898,427 shares of Common Stock. Other than such stock options and warrants or as identified in the Registration Statement, there are no options, warrants or other rights to purchase any of the Company's authorized and unissued capital stock following the Closing. All issued and outstanding shares of the Company's capital stock have been duly authorized and validly issued, are fully paid and nonassessable, and were issued in compliance with applicable federal and state securities law. The Company is not a party or subject to any agreement or understanding, and, to the Company's knowledge, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company.

          (aa) Subject to the accuracy of the Purchasers' representations in
     Section 2 of this Annex I, the offer, sale and issuance of the Shares constitute transactions exempt from the registration requirements under the Securities Act of 1933, as amended.

          (bb) The Company intends to use the proceeds from the sale of the Shares in a manner consistent with the "Use of Proceeds" section in the Prospectus.

          2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS. Each Purchaser represents, warrants and covenants to the Company the following:

          (a) Purchaser agrees that to the extent specified by the Company and an underwriter of Common Stock (or other securities) of the Company, it will at the time of an initial public offering execute a lock-up agreement to the effect that it will not sell, offer to sell, contract to sell (including without limitation any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to funds or affiliates of such Purchasers or to donees who agree to be similarly bound) any securities of the Company (other than securities already registered) during a reasonable and customary period of time not to exceed one hundred and eighty (180) days, as agreed to by the Company and the underwriters, following the effective date of the Company's firm commitment initial public offering pursuant to a registration under the Securities Act of 1933, as amended (the "SECURITIES ACT"); provided, however, that all officers and directors of the Company enter into similar agreements. In order to enforce the foregoing covenant, the Company may impose stop transfer instructions with respect to the securities of each Purchaser (and the shares or securities of every other person subject to the foregoing restriction) until the end of such one hundred and eighty (180) day period. The Company agrees to remove such stop transfer instructions at the end of such 180-day period.

          (b) Purchaser is acquiring the Shares for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. Purchaser understands that the Shares have not been, and will not be when issued, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the representations as expressed herein.

          (c) Purchaser acknowledges that the Shares must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, which may include, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of shares being sold during any three-month period not exceeding specified limitations.

          (d) Purchaser understands that no public market now exists, and that a market may never exist, for any of the securities issued by the Company.

                                    ANNEX II

                              FORM OF LEGAL OPINION

     Wilson Sonsini Goodrich & Rosati shall deliver the following opinions in substantially the form set forth herein. For purposes of delivering opinion no. 8, such counsel may assume that all agreements and other instruments that are material to the Company have been filed as exhibits to the Registration Statement. In addition, such counsel shall be entitled to make such assumptions, to limit such opinions and to rely on such certificates as to factual matters as are standard in legal opinions given in connection with venture capital financings.

     1. The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property, enter into the Agreement and to conduct its business as presently conducted and proposed to be conducted and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its Subsidiaries, taken as a whole.

     2. Each Subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as presently conducted and proposed to be conducted and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its Subsidiaries, taken as a whole.

     3. The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Registration Statement, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

     4. The shares of Common Stock outstanding prior to the issuance of the Shares have been duly authorized and are validly issued, fully paid and non-assessable.

     5. All of the issued shares of capital stock of each Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims.

     6. The Shares have been duly authorized and, when issued and delivered in accordance with the terms of the Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive right or rights of first refusal or similar rights which have not been waived or otherwise provided for us as set forth in the Agreement.

     7. The Agreement has been duly authorized, executed and delivered by the Company. The Agreement constitutes a valid and binding obligation of the Company.

                                      AII-1

     8. The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Agreement will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its Subsidiaries that is an exhibit to the Registration Statement, or to such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any Subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under the Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

     9. Immediately prior to the closing of the transaction contemplated hereby, the authorized capital stock of the Company consists of (a) 150,000,000 shares of Common Stock, $0.0001 par value, 54,522,049 shares of which are issued and outstanding, and (b) 6,675,003 shares of Preferred Stock, all of which is designated Series A Preferred Stock and none of which is issued and outstanding. The Company has granted options and issued warrants to purchase 13,898,427 shares of Common Stock. Other than such stock options and warrants, there are no options, warrants or other rights to purchase any of the Company's authorized and unissued capital stock following the Closing. All issued and outstanding shares of the Company's capital stock have been duly authorized and validly issued, are fully paid and nonassessable, and were issued in compliance with applicable federal and state securities law. The Company is not a party or subject to any agreement or understanding, and, to such counsel's knowledge, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company.

     10. After due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its Subsidiaries is a party or to which any of the properties of the Company or any of its Subsidiaries is subject that would question the validity of the Agreement or would be required to be described in the Registration Statement and are not so described or of any statutes, regulations, contracts or other documents that would be required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement that are not described or filed as required.

                                      AII-2